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                                                                   EXHIBIT 10.30

                JOINT PROCUREMENT OF GOODS AND SERVICES PROTOCOL

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PARTIES                            Alcan Inc. ("Alcan")
                                   Novelis Inc. ("Novelis")

PURPOSE Joint Procurement collaboration is contemplated with a view to mitigating procurement dis-synergies resulting from the Spin-off and to adopt value-maximizing practices in procurement matters.

PRINCIPAL AREAS OF COLLABORATION   1. Global

                                      (i)   IT software, hardware and telecom

                                      (ii)  Transport

                                      (iii) Travel

                                      (iv)  Alloys

                                   2. Europe

                                      (i)   Refractories and casthouse supplies

                                      (ii)  Inks, varnishes, packing
                                            materials, coatings

                                      (iii) Energy

                                      (iv)  MRO

                                      (v) Plant Operating Supplies

                                   3. Americas

                                      (i) General goods Electrical supplies

                                          - Cores , corrugated , stretch film

                                          - MRO

                                          - Refractories and casthouse supplies

                                          - Plant Operating Supplies

                                      (ii)Raw materials LA

                                          - Caustic

                                          - Aluminum fluoride and fine bath

                                          - Cathodes

PROCESS Procurement executives of each party to oversee all agreed joint procurement initiatives (with delegation to appropriate regional procurement managers) and to meet at regular intervals to discuss additional possible joint procurement initiatives.

                                   All such discussion will be private and
                                   strictly limited to procurement
                                   matters.

RESTRICTIONS                       Joint procurement activities to be
                                   conducted in strict compliance with all
                                   applicable laws, including competition
                                   and
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                                   antitrust laws.

                                   No legal obligation on either party in
                                   relation to joint procurement; to be done on a "reasonable commercial efforts basis".

                                   Each party will limit the information that it gives to or makes known to the other party to such information as is necessary to carry out this protocol. All such information will be held in safe custody and kept confidential with internal access to information restricted to procurement personnel and other legitimate recipients (e.g. legal, executive oversight) on a strict need-to-know basis.
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